Exhibit 99.2

AMENDMENT NO. 1 TO

COLLATERAL ACCOUNT CONTROL AGREEMENT

This AMENDMENT NO. 1 TO COLLATERAL ACCOUNT CONTROL AGREEMENT (this “Amendment”), dated as of July 1, 2022, is entered into by and among Discover Card Execution Trust, a statutory trust created under the laws of the State of Delaware, as grantor (the “Grantor”), U.S. Bank Trust Company, National Association, a national banking association, as successor to U.S. Bank National Association, as indenture trustee (the “New Secured Party”), and U.S. Bank National Association, a national banking association, as securities intermediary (the “Securities Intermediary”). The Grantor, the Secured Party, and the Securities Intermediary are hereinafter each sometimes referred to individually as a “Party” and collectively as the “Parties.”

BACKGROUND

A. The Collateral Account Control Agreement, dated as of July 26, 2007 (the “Original Agreement”), among the Grantor, U.S. Bank National Association, as indenture trustee (the “Original Secured Party”) and the Securities Intermediary was entered into in connection with that certain Amended and Restated Indenture, dated as of December 22, 2015 (as further amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Second Amended and Restated Indenture Supplement, dated as of August 27, 2019), as supplemented by the Second Amended and Restated Indenture Supplement, dated as of December 22, 2015, (as further amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Second Amended and Restated Indenture Supplement, dated as of August 27, 2019), in each case between the Grantor and the Original Secured Party (together, the “Indenture”).

B. The New Secured Party has succeeded the Original Secured Party as indenture trustee under the Indenture in accordance with Section 812 thereof.

C. The Parties desire to amend the Original Agreement to reflect the succession by the New Secured Party.

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1. Amendment to Original Agreement. (a) The Original Agreement is hereby amended so that any reference to the Original Secured Party shall be deemed to be a reference to the New Secured Party, as successor indenture trustee under the Indenture.

(b) The list of Pledged Accounts in Schedule 1 of the Original Agreement is hereby amended by deleting Schedule 1 in the Original Agreement in its entirety and replacing it with Schedule 1 attached hereto.

2. No Other Amendments. Except as amended hereby, the Original Agreement remains unmodified and in full force and effect.

3. Miscellaneous.

(b) Assignment. This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors and assigns, except that neither the Grantor nor the Securities Intermediary may delegate their obligations hereunder without the prior written consent of the Secured Party. The Secured Party agrees to send written notice to the Securities Intermediary and Standard & Poor’s of any such delegation.

(c) Amendments. No amendment or modification of this Amendment or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by each of the Grantor, the New Secured Party and the Securities Intermediary.

(d) Governing Law. This Amendment shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, with respect to each Pledged Account, New York shall be deemed to be the securities intermediary’s “jurisdiction” (within the meaning of Sections 8-110 and 9-304 of the UCC). The Pledged Accounts shall be governed by the laws of the State of New York.

(e) Counterparts. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing and delivering one or more counterparts. Each party agrees that this Amendment and any other documents to be delivered in connection herewith may be digitally or electronically signed, and that any digital or electronic signatures (including pdf or electronically imaged signatures provided by a digital signature provider as specified in writing to the Secured Party) appearing on this Amendment or such other documents shall have the same effect as manual signatures for the purpose of validity, enforceability and admissibility. Other than with respect to instances in which manual signatures are expressly required by this paragraph, each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any digital or electronic signature appearing on this Amendment or any other documents to be delivered in connection herewith and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof.

(f) Entire Agreement. This Amendment, together with the Original Agreement, constitutes the entire agreement among the Parties, and there are no understandings or agreements, conditions or qualifications relative to this Amendment which are not fully expressed in this Amendment.

(g) Rights of Indenture Trustee. In acting hereunder, the New Secured Party, as indenture trustee under the Indenture, shall be entitled to same rights, privileges and protections of the Indenture Trustee thereunder.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed and delivered by their respective officers or other representatives thereunto duly authorized as of the date first above written.

DISCOVER CARD EXECUTION TRUST, as Grantor

By:	Discover Funding LLC, in its capacity as Beneficiary of the Grantor

By:	/s/ Patricia S. Hall
Name:	Patricia S. Hall
Title:	Vice President, Chief Financial Officer and Treasurer

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as New Secured Party

By:	/s/ Christopher J. Nuxoll
Name:	Christopher J. Nuxoll
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as Original Secured Party and as Securities Intermediary

By:	/s/ Christopher J. Nuxoll
Name:	Christopher J. Nuxoll
Title:	Vice President

[Signature Page to Amendment No. 1 to Collateral Account Control Agreement]

SCHEDULE 1

Pledged Accounts

RELATED ISSUANCES UNDER THE INDENTURE	ACCOUNT NUMBERS

DISCOVER CARD EXECUTION NOTE TRUST COLLECTIONS ACCOUNT	117493000

DISCOVER CARD EXECUTION NOTE TRUST DISCOVERSERIES COLLECTIONS ACCOUNT	117427000

DISCOVER CARD EXECUTION NOTE TRUST DISCOVERSERIES INTEREST FUNDING ACCOUNT	117428000

DISCOVER CARD EXECUTION NOTE TRUST DISCOVERSERIES PRINCIPAL FUNDING ACCOUNT	117429000

DISCOVER CARD EXECUTION NOTE TRUST DISCOVERSERIES ACCUMULATION RESERVE ACCOUNT	117430000

DISCOVER CARD EXECUTION NOTE TRUST DISCOVERSERIES CLASS C RESERVE ACCOUNT	117431000

DISCOVER CARD EXECUTION NOTE TRUST DISCOVERSERIES CLASS D RESERVE ACCOUNT	117432000

DISCOVER CARD EXECUTION NOTE TRUST DISCOVER SERIES CLASS A 2022-2	117428134, 117429134 and 117430108

DISCOVER CARD EXECUTION NOTE TRUST DISCOVER SERIES CLASS A 2022-1	117428133, 117429133 and 117430107

DISCOVER CARD EXECUTION NOTE TRUST DISCOVER SERIES CLASS A 2021-2	117428132, 117429132 and 117430106

DISCOVER CARD EXECUTION NOTE TRUST DISCOVER SERIES CLASS A 2021-1	117428131, 117429131 and 117430105

DISCOVER CARD EXECUTION NOTE TRUST DISCOVER SERIES CLASS A 2019-3	117428120, 117429120 and 117430100

DISCOVER CARD EXECUTION NOTE TRUST DISCOVER SERIES CLASS A 2019-A	117428117 and 117429117

DISCOVER CARD EXECUTION NOTE TRUST DISCOVER SERIES CLASS A 2018-6	117428115, 117429115 and 117430096

DISCOVER CARD EXECUTION NOTE TRUST DISCOVER SERIES CLASS A 2018-2	117428108, 117429108 and 117430089

DISCOVER CARD EXECUTION NOTE TRUST DISCOVER SERIES CLASS A 2018-1	117428107, 117429107 and 117430088

DISCOVER CARD EXECUTION NOTE TRUST DISCOVER SERIES CLASS A 2017-7	117428104, 117429104 and 117430085

DISCOVER CARD EXECUTION NOTE TRUST DISCOVER SERIES CLASS A 2017-5	117428102, 117429102 and 117430083

DISCOVER CARD EXECUTION NOTE TRUST DISCOVER SERIES CLASS A 2017-4	117428099, 117429099 and 117430080

DISCOVER CARD EXECUTION NOTE TRUST DISCOVER SERIES CLASS A 2015-A	117428085 and 117429085

DISCOVER CARD EXECUTION NOTE TRUST DISCOVER SERIES CLASS A 2011-A	117428038 and 117429038

DISCOVER CARD EXECUTION NOTE TRUST DISCOVER SERIES CLASS A 2010-D	117428036 and 117429036

DISCOVER CARD EXECUTION NOTE TRUST DISCOVER SERIES CLASS A 2008-C	117428018, 117429018 and 117430018

DISCOVER CARD EXECUTION NOTE TRUST DISCOVER SERIES CLASS B 2020-4	117428127 and 117429127

DISCOVER CARD EXECUTION NOTE TRUST DISCOVER SERIES CLASS B 2020-3	117428126 and 117429126

DISCOVER CARD EXECUTION NOTE TRUST DISCOVER SERIES CLASS B 2020-2	117428125 and 117429125

DISCOVER CARD EXECUTION NOTE TRUST DISCOVER SERIES CLASS C 2020-5	117428130 and 117429130

DISCOVER CARD EXECUTION NOTE TRUST DISCOVER SERIES CLASS C 2020-4	117428129 and 117429129

DISCOVER CARD EXECUTION NOTE TRUST DISCOVER SERIES CLASS C 2020-3	117428128 and 117429128

DISCOVER CARD EXECUTION NOTE TRUST DISCOVER SERIES CLASS D 2009-1	117429022